1933 Act Registration No. 33-12
                                             1940 Act File No. 811-4401
                                             Rule 497(e)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                      SUPPLEMENT DATED SEPTEMBER 29, 2000
                        TO PROSPECTUS DATED MAY 1, 2000

CHANGES TO NAME AND INVESTMENT POLICY OF DIVIDEND ACHIEVERS PORTFOLIO

     The Dividend Achievers Portfolio has changed its name to "Achievers Portfolio." The name change was made in connection with the decision of the Board of Directors of Principal Preservation Portfolios, Inc. to permit the Portfolio to invest up to 15% of its total assets in common stocks of companies that do not pay dividends but meet the Advisor's other investment criteria such as having market capitalizations in excess of $2 billion, strong balance sheets and strong potential for long-term growth of earnings which the market has not fully valued.

EXCHANGES INVOLVING CLASS X SHARES OF CASH RESERVE PORTFOLIO

     Management of Principal Preservation Portfolios, Inc. has made it easier to exchange Class X shares of the Cash Reserve Portfolio for Class B or Class C shares of any other mutual fund in the Principal Preservation family, and vice versa. These holders are now able to use a single form (available from the Distributor or Transfer Agent) to purchase Class B or Class C shares of any mutual fund in the Principal Preservation family using proceeds from the sale of their Class X shares of the Cash Reserve Portfolio. Previously, holders of Class X shares of the Cash Reserve Portfolio could only be exchanged for Class A shares of other Principal Preservation funds. Investors should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange and thus subject to applicable sales charges. In addition, the Class B or Class C shares of a Principal Preservation mutual fund that are received in an exchange of Class X shares of the Cash Reserve Portfolio will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired.

PORTFOLIO MANAGEMENT CHANGE

     Leon Dodge has resigned from B.C. Ziegler and Company and Ziegler Asset Management, Inc. as of September 22, 2000. As a consequence, Mr. Dodge is no longer on the investment team for the Government Portfolio, a co-manager of the S&P 100 Plus Portfolio or the Achievers Portfolio, or the portfolio manager for the Select Value Portfolio.

NEW INVESTMENT ADVISOR FOR SELECT VALUE PORTFOLIO

     Following the resignation of Leon Dodge, the portfolio manager of Select Value Portfolio, from B.C. Ziegler and Company, as described above, and in connection with a proposed reorganization under consideration involving the merger of the Select Value Portfolio into the Nationwide Value Opportunities Fund, a series of Nationwide Mutual Funds, NorthPointe Capital, LLC has been engaged as interim investment adviser for the Select Value Portfolio, replacing B.C. Ziegler and Company. NorthPointe Capital, LLC, formed in 1999, currently manages the Nationwide Value Opportunities Fund as sub-adviser and other institutional accounts. Its address is 201 West Big Beaver Road, Columbia Center One, 10th Floor, Suite 1000, Troy, Michigan 48084.

     Under an interim investment advisory agreement approved by the Board of Directors of Principal Preservation, NorthPointe Capital will manage the assets of the Select Value Portfolio for a period of up to 150 days under the same fee structure formerly paid to B.C. Ziegler and Company (including contractual fee waivers through October 31, 2000), except that the fees will be placed into escrow until shareholders approve an investment advisory contract with NorthPointe Capital within the 150 day period. The interim investment advisory agreement is subject to the requirements of Rule 15a-4 under the Investment Company Act of 1940 which permits interim advisory contracts without shareholder approval.

     Mr. Jeffrey C. Petherick and Ms. Mary C. Champagne, will serve as co-portfolio managers of the Select Value Fund. Mr. Petherick and Ms. Champagne joined NorthPointe Capital in January 2000 and are co-portfolio managers for the Nationwide Value Opportunities Fund. Since June 1995, Mr. Petherick and Ms. Champagne have co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P. Mr. Petherick joined Loomis, Sayles in 1990. Ms. Champagne joined Loomis, Sayles in 1993.

     Although the Board of Directors of Principal Preservation has not yet approved the proposed reorganization of the Select Value Portfolio and no plan of reorganization has been signed, management has executed a non-binding letter of intent regarding the transaction. It is expected that a plan of reorganization for the Select Value Portfolio will be executed and presented to the Board of Directors for its consideration and approval within the next month or two. If the proposed reorganization is completed, the shareholders of the Select Value Portfolio will become shareholders of the Nationwide Value Opportunities Fund. More information will be provided at the appropriate time.

A05-BCZ SUP3Q00